UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 3, 2026

APOGEE THERAPEUTICS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-41740	93-4958665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Letterman Drive, Building B, Suites B6-850 and B6-800 The Presidio of San Francisco, San Francisco, California (Address of principal executive offices)	94129-1492 (Zip Code)

Registrant’s telephone number, including area code: (650) 394-5230

Not Applicable
Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.00001 per share	APGE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on June 18, 2026, Apogee Therapeutics, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Andor LLC, a Delaware limited liability company and a wholly owned subsidiary of Guarantor (“Parent”), Andor Merger Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and solely for the limited purposes set forth therein, AbbVie Inc., a Delaware corporation (“Guarantor” or “AbbVie”). Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

Pursuant to the Merger Agreement, on September 3, 2026, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

(i)
each share of voting common stock of the Company, par value $0.00001 per share, and each share of non-voting common stock of the Company, par value $0.00001 per share (each, a “Share”), outstanding immediately prior to the Effective Time, but excluding each Share (A) owned by the Company or any of its wholly owned subsidiaries, (B) held by Guarantor, Parent, Merger Sub or any other wholly owned subsidiary of Guarantor, and (C) held by a stockholder who had not voted in favor of the adoption of the Merger Agreement or consented thereto and who was entitled to and properly demanded appraisal, was cancelled and converted into the right to receive $135.11 per Share in cash (the “Merger Consideration”), without interest and subject to any applicable tax withholding;

(ii)
each option to purchase Shares (each, a “Company Option”) outstanding immediately prior to the Effective Time (whether vested or unvested) that had an exercise price per Share less than the Merger Consideration was cancelled and converted into the right to receive cash in an amount equal to the product of: (A) the total number of Shares subject to such Company Option immediately prior to the Effective Time, multiplied by (B) the excess of (x) the Merger Consideration over (y) the exercise price per Share under such Company Option, without interest and subject to any applicable tax withholding. Each Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) that had an exercise price per Share greater than or equal to the Merger Consideration was cancelled without any consideration being payable in respect thereof, and had no further force or effect;

(iii)
each restricted stock unit award of the Company (each, a “Company RSU”) outstanding immediately prior to the Effective Time became fully vested and was cancelled and converted into the right to receive a lump sum cash payment, without interest and subject to any applicable tax withholding, equal to the product of (A) the Merger Consideration, multiplied by (B) the number of Shares subject to such Company RSU;

(iv)
each outstanding restricted stock award of the Company (the “Company Restricted Stock”) outstanding immediately prior to the Effective Time became fully vested and was converted into the right to receive the Merger Consideration for each such share of Company Restricted Stock; and

(v)
each warrant exercisable for Shares (each, a “Company Warrant”) outstanding immediately prior to the Effective Time, in accordance with its terms, became exercisable by the holder thereof solely for the same Merger Consideration that such holder would have been entitled to receive if such holder had been, immediately prior to the Effective Time, the holder of the number of Shares that were issuable upon exercise in full of such Company Warrant without regard to any limitations on exercise contained in such Company Warrant.

The foregoing description of the Merger Agreement and the transactions contemplated thereby contained in this Introductory Note does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 22, 2026 and the terms of which are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Effective as of the Effective Time, the Company terminated the Company’s 2023 Equity Incentive Plan and 2023 Employee Stock Purchase Plan.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures in the Introductory Note, Item 3.01, Item 3.03, Item 5.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures in the Introductory Note are incorporated herein by reference.

On September 3, 2026, the Company (i) notified the Nasdaq Global Market (“Nasdaq”) of the consummation of the Merger and its intent to remove all Company Common Stock from Nasdaq and (ii) requested that Nasdaq (A) maintain the halt in trading of Company Common Stock, which was effective following the closing of after-hours trading on September 2, 2026, through September 3, 2026, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Company Common Stock will be suspended from trading on Nasdaq on September 4, 2026. Following the effectiveness of such Form 25, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

As a result of the Merger, each Share outstanding immediately prior to the Effective Time (except as described in the Introductory Note) was converted, at the Effective Time, into the right to receive the Merger Consideration, without interest thereon and subject to any applicable tax withholding, in accordance with the terms of the Merger Agreement. Accordingly, at the Effective Time, the holders of such Shares ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Merger, there was a change in control of the Company, and the Company became an indirect wholly owned subsidiary of AbbVie. The total equity value of the transaction was approximately $10.9 billion. AbbVie funded the Merger with a combination of cash on hand and debt.

To the knowledge of the Company, there are no arrangements which may at a subsequent date result in a further change in control of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures under the Introductory Note and Item 2.01 are incorporated herein by reference.

In connection with the Merger and effective as of, and contingent upon, the Effective Time, all of the Company’s directors (Michael Henderson, M.D., Mark C. McKenna, Lisa Bollinger, M.D., Jennifer Fox, William (BJ) Jones, Jr., Tomas Kiselak and Nimish Shah) voluntarily resigned from the Company’s board of directors and the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company.

In addition, as of the Effective Time, each of the Company’s executive officers no longer serves in their respective positions at the Company.

On September 1, 2026, the Company entered into agreements with each of its named executive officers, providing that, in the event that the applicable executive receives any payments or benefits in connection with the merger that are subject to an excise tax imposed by Section 4999 of the Internal Revenue Code, as amended, such executive will receive a payment that puts such executive or director in the same after-tax position as though such tax did not apply. The aggregate amount payable to all service providers of the Company who enter into such an agreement, including the named executive officers, is limited to $12,500,000. The foregoing description of the agreement is qualified in its entirety by reference to the Form of Agreement Regarding Parachute Payments, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the Merger Agreement, effective as of the Effective Time, the amended and restated certificate of incorporation of the Company and the amended and restated by-laws of the Company were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number		Description

2.1*
Agreement and Plan of Merger, dated as of June 18, 2026, by and among Apogee Therapeutics, Inc., Andor LLC, Andor Merger Co., and solely for the limited purposes set forth therein, AbbVie Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2026)

3.1**		Second Amended and Restated Certificate of Incorporation of Apogee Therapeutics, Inc.

3.2**		Amended and Restated By-laws of Apogee Therapeutics, Inc.

10.1**	†	Form of Agreement Regarding Parachute Payments

104**		Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.
** Filed herewith.
† Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apogee Therapeutics, Inc.

Dated: September 3, 2026	By:	/s/ Scott T. Reents
Name: Scott T. Reents
Title: President